Benchmark Electronics Q4-21 and CY2021 Earnings Results February 3, 2022

Forward-Looking 2022 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions or the negative or other variations thereof. In particular, statements, express or implied, concerning the estimated financial impact of the COVID-19 pandemic, the company’s outlook and guidance for first quarter 2022 results, the company’s anticipated plans and responses to the COVID-19 pandemic, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the company’s business strategy and strategic initiatives, the company’s repurchases of shares of its common stock and the company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2020, Part II, Item 1A of the company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and in any of the company’s subsequent reports filed with the Securities and Exchange Commission. In particular, these statements also depend on the duration, severity and evolution of the COVID-19 pandemic and related risks, including the emergence and severity of its variants, the availability of vaccines and potential hesitancy to utilize them, government and other third-party responses to the crisis and the consequences for the global economy, the company’s business and the businesses of its suppliers and customers. Events relating to or resulting from the COVID-19 pandemic, including the possibility of customer demand fluctuations, supply chain constraints, or the ability to utilize the company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the company’s business, financial condition, results of operations, and the company’s ability (or inability) to execute on its plans to respond to the COVID-19 pandemic. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of our operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the company as of the date of this document, and the company assumes no obligation to update. Non-GAAP Financial Information Management discloses non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. A detailed reconciliation between GAAP results and results excluding special items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Q4-21 Overview Achieved 21% year-over-year revenue growth at $633 million - Strength from Semi-cap, Industrials and Computing sectors Realized Non-GAAP gross margin of 9.8% and Non-GAAP operating margin of 3.8% Grew Non-GAAP earnings 41% year-over-year delivering $0.48 per share Cash conversion cycle of 69 days Managing ongoing supply chain challenges and COVID impacts

Q4-21 New Business Wins Medical Diagnostic instrumentation (process design & manufacturing) Cardiovascular systems (design) Cell therapy manufacturing (design & manufacturing) Semi-Cap Wafer handling system (design) Wafer processing tool (design) Aerospace & Defense RF signal processing system (design & manufacturing) Weapons systems electronics (process design & manufacturing) Drone system (process design & manufacturing) Industrials Smart recycling electronics (manufacturing) Warehouse automation (process design & manufacturing) Rail transportation systems (design & manufacturing) Computing & Telco Broadband systems (process design & manufacturing) Satellite communications (design & manufacturing) High performance computing (test design) Awarded to Benchmark based on deep experience and vertical integration in complex medical device engineering, manufacturing and assembly, and its capacity to scale production Benchmark differentiated by expertise in the design and manufacture of optical systems and complex electro-mechanical capabilities which complements Titan’s core expertise Titan medical selects benchmark to manufacturing enos robotic single access surgical system

2021: Delivering on Our Objectives Grew annual revenues 10% (ahead of mid-term model) Fueled by record bookings of over $900 million Achieved >50% engineering attach rate to EMS deals 01 Grow Revenue 03 Grow Earnings Faster Than Revenue 02 Invest in Sustainable Infrastructure and Talent What We Said What We Did Meaningful progress on ESG/Sustainability Initiatives Invested in Talent and DEI Initiatives Aligned investments to support customer growth (inventory & CAPEX) Grew Non-GAAP earnings per share 42% year-over-year Achieved 9.1% GAAP and non-GAAP gross margins for 2021 Grew earnings 4x faster than revenue demonstrating leverage in our business model

Roop Lakkaraju Chief Financial Officer

Fourth Quarter Revenue by Market Sector Q4-21 Dec. 31, 2021 Revenue by Mix and Market Sector Sept. 30, 2021 Dec. 31, 2020 For the Three Months Ended Dollars in Millions Higher-Value Markets   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue Y/Y Medical   20% $127   21% $118 8%   21% $111 14% Semi-Cap   26% $163   23% $133 22%   20% $101 62% Aerospace & Defense   15% $95   18% $101 (6%)   21% $111 (15%) Industrials   20% $125   19% $108 15%   19% $97 29% Higher-Value Subtotal   81% $510   81% $460 11%   81% $420 21%       Traditional Markets   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue Y/Y Computing   9% $60   10% $57 5%   9% $46 28% Telecommunications   10% $63   9% $55 15%   10% $55 16% Traditional Subtotal   19% $123   19% $112 10%   19% $101 22% Total Revenue $633 $572 11% $521 21%

Fourth Quarter 2021 Financial Summary (In millions, except EPS) Dec. 31, 2021 Sept. 30, 2021 Q/Q Dec. 31, 2020 Y/Y Net Sales $633 $572 11% $521 21% GAAP Gross Margin 9.8% 9.4% 40 bps 9.7% 10 bps GAAP SG&A $37.7 $34.4 10% $32.4 16% GAAP Operating Margin 2.9% 2.1% 80 bps 2.3% 60 bps GAAP Diluted EPS $0.35 $0.23 52% $0.21 67% GAAP ROIC 5.4% 4.9% 50 bps 2.6% 280 bps Net Sales $633 $572 11% $521 21% Non-GAAP Gross Margin 9.8% 9.4% 40 bps 9.6% 20 bps Non-GAAP SG&A $37.7 $34.4 10% $32.4 16% Non-GAAP Operating Margin 3.8% 3.3% 50 bps 3.4% 40 bps Non-GAAP Diluted EPS $0.48 $0.39 23% $0.34 41% Non-GAAP ROIC 8.6% 7.8% 80 bps 6.2% 240 bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (Non-GAAP TTM income from operations + Stock-based compensation – Non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

2021 Revenue by Market Sector CY-21 Revenue by Mix and Market Sector For the Twelve Months Ended Dollars in Millions Dec. 31, 2021 Dec. 31, 2020 Higher-Value Markets   Mix % Revenue   Mix % Revenue Y/Y Medical 20% $462 24% $498 (7%) Semi-Cap   24% $549 18% $369 49% Aerospace & Defense   17% $382 21% $424 (10%) Industrials 19% $428 18% $373 15% Higher-Value Subtotal 81% $1,821 81% $1,664 9% Traditional Markets   Mix % Revenue   Mix % Revenue Y/Y Computing 9% $199 8% $171 16% Telecommunications   10% $235 11% $218 8% Traditional Subtotal 19% $434 19% $389 12% Total Revenue 100% $2,255 100% $2,053 10%

2021 Financial Summary (In millions, except EPS) Dec. 31, 2021 Dec. 31, 2020 ‘20 to ‘21 change Y/Y Net Sales $2,255 $2,053 $202 10% GAAP Gross Margin 9.1% 8.5%   60 bps GAAP SG&A $136.7 $122.2 $14.5 12% GAAP Operating Margin 2.4% 1.2%   120 bps GAAP Diluted EPS $0.99 $0.38 $0.61 161% GAAP ROIC 5.4% 2.6%   280 bps Net Sales $2,255 $2,053 $202 10% Non-GAAP Gross Margin 9.1% 8.4% 70 bps Non-GAAP SG&A $136.7 $122.2 $14.5 12% Non-GAAP Operating Margin 3.0% 2.5% 50 bps Non-GAAP Diluted EPS $1.35 $0.95 $0.40 42% Non-GAAP ROIC 8.6% 6.2% 240 bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (Non-GAAP TTM income from operations + Stock-based compensation – Non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Cash Conversion Cycle Update Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Accounts Receivable Days 52 53 49 48 49 51 Contract Asset Days 28 25 26 26 25 22 Inventory Days 66 63 69 75 83 82 Accounts Payable Days (54) (54) (64) (69) (70) (67) Advance Payments from Customers Days (11) (16) (15) (16) (16) (19) Cash Conversion Cycle 81 71 65 64 71 69

Liquidity and Capital Resources (1) Free cash flow (FCF) defined as net cash provided by (used in) operations less capex Debt Structure (In millions) Senior Secured Term Loan $131 Revolving Credit Facility Drawn Amount $0 * Leverage ratio is Net debt/LTM adjusted EBITDA, as defined in the credit facility, which are non-GAAP measures Strong balance sheet and appropriate debt structure Refinanced credit facility in December 2021 which now matures December 2026 Focused investments in inventory which impacted cash flow Positive cash net of debt of $141 million as of December 31, 2021 For the Twelve Months Ended For the Three Months Ended Cash (In millions) Dec. 31, 2021 Dec. 30, 2020 Dec. 31, 2021 Sept. 30, 2021 Dec. 30, 2020 Cash Flows from (used in) Operations ($3) $120 ($1) ($42) $95 FCF (1) ($45) $81 ($11) ($55) $84 Cash $272 $396 $272 $291 $396 International $195 $207 $195 $185 $207 US $77 $189 $77 $106 $189

Capital Allocation Update Capital Expenditures Share Repurchases Since 2018 invested $184M in additions to property, plant and equipment and software Strategic capital expenditures for future organic growth FY’21: paid $42M in capital expenditures FY’21: repurchased 1.4M shares for $40M Since 2018, 15.3M shares repurchased for $399M Approximately $164M remains available under Board authorized program Shares Repurchases (in millions) Cash Dividends FY’21: paid cash dividends of $23M Since 2018 paid cash dividends of $90M Instituted a recurring cash dividend in February 2018 of $0.15 which was increased to $0.16 in February 2020 and to $0.165 in May 2021 Capital Expenditures (in millions) Cash Dividends (in millions)

First Quarter 2022 Guidance * This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers. Guidance also assumes no material changes to end market conditions and our operations due to COVID. Q1-22 Guidance Net Sales (in millions) $565 – $605 Diluted EPS - GAAP $0.21 – $0.27 Diluted EPS – non-GAAP* $0.32 – $0.38 Q1-22 Model Inputs SG&A (in millions) $34 - $36 Operating Margin - non-GAAP* 3.0% – 3.3% Other Expenses, Net (in millions) $2.9 Effective Tax Rate 19 – 21% Weighted Average Shares (in millions) ~35.5 Sector Information Q1-22 Sequential Outlook Medical Growth Semi-Cap and Industrial Flat A&D, Telco & Computing Decline

2022 Goals and Initiatives Jeff Benck - CEO

2022 Sector Outlook Medical CY2021 Revenue Mix CY2022 Revenue Outlook $462M 20% Semi-Cap $549M 24% A&D $382M 17% Industrial $428M 19% Computing $199M 9% Telco $235M 10% Strong demand and ramping new programs Anticipate to be highest growth sector in 2022 CY2022 Sector Revenue Drivers Continued strength in Semi-Cap through 2022 Expecting 10-15% growth year-over-year Defense growth from new programs Limited commercial aerospace growth in 2022 Continued growth from new programs Energy & infrastructure demand stable Growth in secure and industrial computing High performance computing remains strong Growth from new program ramps Focused on broadband and satellites

2022 Expectations to the Mid-Term Target Model 2022 Mid-Term Model Mid-Term Model for 2022 set in October of 2020 Steady progress through 2021; Q4-21 results show the potential in the model Annual growth of 10% in 2021 exceeded mid-term model growth rate Full year non-GAAP gross margins expected to be between 9.3% and 9.4% Expect 2022 revenues to be high single digits and operating margins tracking to the 2022 model 2021 Results Q4-21 Results

ESG/Sustainability Roadmap October 2020 Formed ESG/Sustainability Council & Org Model February 2021 Mapped to SASB framework March 2021 Released SASB Fact Sheet April 2021 Updated ESG section of Proxy Statement Achieved EcoVadis Silver Medal Recognition July 2021 Mapped to GRI framework August 2021 Mapped to TCFD and UN SDG frameworks Spring 2022 Release 2021 Sustainability Report

2022 Key Strategic Initiatives Update 01 Grow Revenue Secure component supply to support growth objectives Increase engineering attach rate goal to >70% bookings Growth in all sectors for the full year 2022 except A&D Targeting high single digit growth in 2022 03 Grow Earnings Faster Than Revenue Improving revenue offers better leverage against fixed costs Expect to improve non-GAAP gross margins to 9.3% to 9.4% for the full year Inventory levels will remain higher as we continue to navigate supply chain constraints 02 Invest in Sustainable Infrastructure and Talent Maintain momentum in DEI initiatives Publish our first standalone Corporate Sustainability Report in Spring 2022 Continue to invest in supply chain capabilities Effective SG&A expense management in support of the mid-term model Playbook unchanged for creating value for our shareholders

Appendix

(Amounts in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results